SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

Deutsche Variable NAV Money Fund
Capital Shares
The following information replaces the existing similar disclosure under “MINIMUM INITIAL INVESTMENT” in the “PURCHASE AND SALE OF FUND SHARES” sub-heading of the summary section and in the “BUYING AND SELLING SHARES” sub-heading of the “INVESTING IN THE FUND” section of the fund’s prospectus:
Minimum Initial Investment
The minimum initial investment is $25,000,000 and there is no minimum additional investment.
The fund reserves the right to modify the investment minimum.
Please Retain This Supplement for Future Reference
September 8, 2017
PROSTKR-940